                                                                 EXHIBIT NO. 3.4

                          CERTIFICATE OF INCORPORATION
                                       OF
                        YELLOW DOT COM SUBSIDIARY, INC.

          FIRST: The name of the Corporation is YELLOW DOT COM SUBSIDIARY, INC. (the "Corporation").

          SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 1000 shares, par value $.0001 per share, designated common stock.

          FIFTH: The name and mailing address of the incorporator is:

Name            Mailing Address
----            ---------------

Megan E. Gula   Cahill Gordon & Reindel
                80 Pine Street
                New York, New York 10005

          SIXTH: The business and affairs of the Corporation shall be managed by the Board of Directors.

          SEVENTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation.

          EIGHTH: Election of directors need not be by ballot unless the by-laws of the Corporation so provide. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the General Corporation Law of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation.

          NINTH: (1) A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

          (2) (a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended. The right to indemnification conferred in this ARTICLE NINTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended.

          (b) The Corporation may, by action of its Board of Directors, provide indemnification to such of the officers, employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by applicable law as the same exists or may hereafter be amended.

          (3) The rights and authority conferred in this ARTICLE NINTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or the by-laws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

          (4) Neither the amendment nor repeal of this ARTICLE NINTH, nor the adoption of any provision of this Certificate of Incorporation or the by-laws of the Corporation, nor, to the fullest extent permitted by applicable law, any modification of law, shall eliminate or reduce the effect of this ARTICLE NINTH in respect of any acts or omissions occurring prior to such amendment or repeal or such adoption of an inconsistent provision.

          TENTH: The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of the State of Delaware.

          ELEVENTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the General Corporation Law of the State of Delaware, as amended from time to time, and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

          TWELFTH: The Corporation shall have perpetual existence.

          IN WITNESS WHEREOF, I have hereunto signed my name this 11th day of May, 2000.


                                                 /s/ MEGAN E. GULA
                                         ---------------------------------------
                                         Megan E. Gula

                                                                 EXHIBIT NO. 3.4

                             CERTIFICATE OF MERGER

                                    MERGING

                              ECP (DELAWARE), INC.

                                 WITH AND INTO

                        YELLOW DOT COM SUBSIDIARY, INC.

          The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

              NAME                STATE OF INCORPORATION
              ----                ----------------------

ECP (Delaware), Inc.              Delaware

Yellow Dot Com Subsidiary, Inc.   Delaware

          SECOND: That the Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

          THIRD: That Yellow Dot Com Subsidiary, Inc. shall be the surviving corporation (the "Surviving Corporation").

          FOURTH: That the Articles of Incorporation of Yellow Dot Com Subsidiary, Inc. shall be the Articles of Incorporation of the Surviving Corporation.

          FIFTH: The merger is to become effective at 5:00 p.m. on December 31, 2001.

          SIXTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which is P.O. Box 7563, 10990 Roe Avenue, Overland Park, Kansas 66211.

          SEVENTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

          IN WITNESS WHEREOF, this certificate of Merger has been executed by William F. Martin, Jr., President of ECP (Delaware), Inc. and by William F. Martin, Jr., President of the Surviving Corporation on this 31st day of December 2001.


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President

                                                                 EXHIBIT NO. 3.4

                             CERTIFICATE OF MERGER

                                    MERGING

                        TL VENTURES SIX (DELAWARE), INC.

                                 WITH AND INTO

                        YELLOW DOT COM SUBSIDIARY, INC.

          The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

             NAME                  STATE OF INCORPORATION
             ----                  ----------------------

TL Ventures Six (Delaware), Inc.   Delaware

Yellow Dot Com Subsidiary, Inc.    Delaware

          SECOND: That the Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

          THIRD: That Yellow Dot Com Subsidiary, Inc. shall be the surviving corporation (the "Surviving Corporation").

          FOURTH: That the Articles of Incorporation of Yellow Dot Com Subsidiary, Inc. shall be the Articles of Incorporation of the Surviving Corporation.

          FIFTH: The merger is to become effective at 5:00 p.m. on December 31, 2001.

          SIXTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which is P.O. Box 7563, 10990 Roe Avenue, Overland Park, Kansas 66211.

          SEVENTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

          IN WITNESS WHEREOF, this certificate of Merger has been executed by William F. Martin, Jr., President of TL Ventures Six (Delaware), Inc. and by William F. Martin, Jr., President of the Surviving Corporation on this 31st day of December 2001.


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President

                                                                 EXHIBIT NO. 3.4

                             CERTIFICATE OF MERGER

                                    MERGING

                      OCTOBER CAPITAL TRANSPORTATION, INC.

                                 WITH AND INTO

                        YELLOW DOT COM SUBSIDIARY, INC.

          The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

                 NAME                  STATE OF INCORPORATION
                 ----                  ----------------------

October Capital Transportation, Inc.   Missouri

Yellow Dot Com Subsidiary, Inc.        Delaware

          SECOND: That the Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252 of the General Corporation Law of Delaware.

          THIRD: That Yellow Dot Com Subsidiary, Inc. shall be the surviving corporation (the "Surviving Corporation").

          FOURTH: That the Articles of Incorporation of Yellow Dot Com Subsidiary, Inc. shall be the Articles of Incorporation of the Surviving Corporation.

          FIFTH: That the authorized stock and par value of October Capital Transportation, Inc. is 1,000 shares, with a par value of $1.00 per share.

          SIXTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which is P.O. Box 7563, 10990 Roe Avenue, Overland Park, Kansas 66211.

          SEVENTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

          IN WITNESS WHEREOF, this certificate of Merger has been executed by William F. Martin, Jr., President of October Capital Transportation, Inc. and by William F. Martin, Jr., President of the Surviving Corporation on this 31st day of December 2001.


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President

                                                                 EXHIBIT NO. 3.4

                             CERTIFICATE OF MERGER

                                    MERGING

                        YELLOW CUSTOMER SOLUTIONS, INC.

                                 WITH AND INTO

                        YELLOW DOT COM SUBSIDIARY, INC.

          The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

            NAME                  STATE OF INCORPORATION
            ----                  ----------------------

Yellow Customer Solutions, Inc.   Delaware

Yellow Dot Com Subsidiary, Inc.   Delaware

          SECOND: That the Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of Delaware.

          THIRD: That Yellow Dot Com Subsidiary, Inc. shall be the surviving corporation (the "Surviving Corporation").

          FOURTH: That the Articles of Incorporation of Yellow Dot Com Subsidiary, Inc. shall be the Articles of Incorporation of the Surviving Corporation.

          FIFTH: The merger is to become effective at 5:00 p.m. on January 23, 2002.

          SIXTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, the address of which is P.O. Box 7563, 10990 Roe Avenue, Overland Park, Kansas 66211.

          SEVENTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

          IN WITNESS WHEREOF, this certificate of Merger has been executed by William F. Martin, Jr., President of Yellow Customer Solutions, Inc., and by William F. Martin, Jr., President of the Surviving Corporation on this 24th day of January 2002.


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President


                                         By:     /s/ WILLIAM F. MARTIN, JR.
                                             -----------------------------------
                                             Name: William F. Martin, Jr.
                                             Title: President

                              CERTIFICATE OF MERGER

                                       OF

                                  MEGASYS, INC.
                            (An Indiana corporation)

                                       AND

                                MERIDIAN IQ, LLC
                     (A Delaware limited liability company)

                                      INTO

                         YELLOW DOT COM SUBSIDIARY, INC.
                            (a Delaware corporation)

                                    *********

     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware.

     DOES HEREBY CERTIFY:

     FIRST: That the name and the state of incorporation of each of the constituent corporations of the merger is as follows:

         NAME                                  STATE OF INCORPORATION
         ----                                  ----------------------
         MegaSys, Inc.                         Indiana
         Meridian IQ, LLC                      Delaware
         Yellow Dot Com Subsidiary, Inc.       Delaware

     SECOND: That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by MegaSys, Inc., Meridian IQ, LLC and Yellow Dot Com Subsidiary, Inc.

     THIRD: That the name of the surviving corporation of the merger is

            Yellow Dot Com Subsidiary, Inc., a Delaware Corporation.

     FOURTH: That the Certificate of Incorporation of Yellow Dot Com Subsidiary, Inc., a Delaware corporation which is surviving the merger, shall be the Certificate of Incorporation of the surviving corporation.

     FIFTH: That the executed Agreement of Merger is on file at the office of the surviving corporation, the address of which is 10990 Roe Avenue, Overland Park, KS 66211, Attention: Secretary.

     SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     SEVENTH: The authorized capital stock of each foreign corporation which is a party to the merger is as follows:


                                                      Par value per share or
  Corporation        Class      Number of Shares            no par value
  -----------        -----      ----------------      -----------------------
Mega Sys, Inc.       Common           1,300                 No par value


     EIGHTH: That this Certificate of Merger shall be effective on December 30, 2003.

     Dated: December 29, 2003.

                                    YELLOW DOT COM SUBSIDIARY, INC.

                                    BY:     /s/ James McMullen
                                        --------------------------------------
                                            James McMullen
                                            President and Secretary

                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

                                       OF

                        YELLOW DOT COM SUBSIDIARY, INC.

     Yellow Dot Com Subsidiary, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify that:

     1. The name of the corporation is Yellow Dot Com Subsidiary, Inc. (the "Company").

     2. By written consent, dated effective as of December 22, 2003, the Board of Directors of the Company adopted a resolution proposing and recommending to the sole stockholder the following amendment to the Certificate of Incorporation of the Company:

                    Article FIRST of the Certificate of Incorporation of the
               Company shall be amended to read in its entirety as follows:

                    "FIRST, the name of the Corporation is Meridian IQ, Inc.
               (the "Corporation")."

     3. By written consent, dated effective as of December 22, 2003, the sole stockholder of the Company approved the amendment of the Certificate of Incorporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     4. That this Certificate of Amendment shall be effective on December 30, 2003.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Yellow Dot Subsidiary, Inc. on the 29th day of December 2003.

                                                /s/ James McMullen
                                         ---------------------------------
                                                   James McMullen
                                              President and Secretary


                                      -1-